EMPLOYEE BENEFITS (Details Narrative) - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Retirement Benefits [Abstract]
Defined benefit plan description			The severance pay plan provides for a lump sum payment to employees on separation (retirement, resignation, death while in employment or on termination of employment) of an amount based upon the employees last drawn salary and length of service, subject to the completion of a minimum service period (1-2 years) and taking into account the provisions of local applicable law or as per employee contract.
Accumulated benefit obligation	$ 0.9	$ 0.9	$ 1.4	$ 1.2
Defined Contribution Plan, Employer Discretionary Contribution Amount	$ 0.9	$ 0.8	$ 1.9	$ 1.6